Significant accounting policies (Policies)	12 Months Ended
Mar. 29, 2014
Accounting Policies [Abstract]
Revenue recognition
(a)	Revenue recognition:

Sales are recognized at the point of sale when merchandise is picked up by the customer or shipped to a customer. Shipping and handling fees billed to customers are included in net sales. Revenues for gift certificate sales and store credits are recognized upon redemption. Prior to recognition as a sale, gift certificates are recorded as accrued liabilities on the balance sheet. Based on historical redemption rates, gift certificates and store credits, not subject to unclaimed property laws, are recorded as income. Gift certificates and store credits outstanding and subject to unclaimed property laws are maintained as accrued liabilities until remitted in accordance with local ordinances.

Sales of consignment merchandise are recognized at such time as the merchandise is sold and are recorded on a gross basis because the Company is the primary obligor of the transaction, has general latitude on setting the price, has discretion as to the suppliers, is involved in the selection of the product and has inventory loss risk. Sales are reported net of returns and sales taxes. The Company generally gives its customers the right to return merchandise purchased by them within 10 to 90 days, depending on the product sold and records a provision at the time of sale for the effect of the estimated returns. Revenues for repair services are recognized when the service is delivered to and accepted by the customer.

Revenue related to the Company’s purchases of gold and other precious metals from our customers are recognized when the Company delivers the goods, and receives and accepts an offer from a refiner to purchase the gold and other precious metal.

Cost of sales
(b)	Cost of sales:

Cost of sales includes direct inbound freight and duties, direct labor related to repair services, design and creative, the jewelry studio, inventory shrink, inventory thefts, and boxes (jewelry, watch and giftware). Indirect freight including inter-store transfers, purchasing and receiving costs, distribution costs and warehousing costs are included in selling, general and administrative expenses. Purchase discounts are recorded as a reduction of inventory cost and are recorded to cost of sales as the items are sold. Mark down dollars received from vendors are recorded as a reduction of inventory costs to the specific items to which they apply and are recognized in cost of sales once the items are sold. Other vendor allowances, primarily related to the achievement of certain milestones, are infrequent and insignificant and are recognized upon achievement of the specified milestone in cost of sales. Included in cost of sales is depreciation related to manufacturing machinery, equipment and facilities of $97,000, $208,000 and $279,000 for the years ended March 29, 2014, March 30, 2013 and March 31, 2012, respectively.

Cash and cash equivalents
(c)	Cash and cash equivalents:

The Company utilizes a cash management system under which a book cash overdraft may exist in its primary disbursement account. These overdrafts, when applicable, represent uncleared checks in excess of cash balance in the bank account at the end of reporting period and have been reclassified to accounts payable on the consolidated balance sheets.

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents. Amounts receivable from credit card issuers are included in cash and cash equivalents and are typically converted to cash within 2 to 4 days of the original sales transaction. These amounts totaled $2.3 million and $1.9 million at March 29, 2014 and March 30, 2013, respectively.

Accounts receivable
(d)	Accounts receivable:

Accounts receivable arise primarily from customers’ use of the Mayors credit card and sales to Birks Group corporate customers. Several installment sales plans are offered to the Mayors credit card holders which vary as to repayment terms and finance charges assessed. Finance charges on Mayors’ consumer credit receivables, when applicable, accrue at rates ranging from 7.9% to 18% per annum. Finance charges on Mayors consumer credit accounts are not significant. The Company maintains allowances for doubtful accounts associated with the accounts receivable recorded on the balance sheet for estimated losses resulting from the inability of its customers to make required payments. The allowance is determined based on a combination of factors including, but not limited to, the length of time that the receivables are past due, the Company’s knowledge of the customer, economic and market conditions and historical write-off experiences. The Company classifies a receivable account as past due if a required payment amount has not been received within the allotted time frame (generally 30 days), after which internal collection efforts commence. Once all internal collection efforts have been exhausted and management has reviewed the account, the account is put on nonaccrual status and may be sent for external collection or legal action. Upon the suspension of the accrual of interest, interest income is recognized to the extent cash payments received exceed the balance of the principal amount owed on the account. After all collection efforts have been exhausted, including internal and external collection efforts, an account is written off.

The Company guarantees a portion of its private label credit card sales to its credit card vendor. The Company maintains a liability associated with these outstanding amounts. Similar to the allowance for doubtful accounts, the liability related to these guaranteed sales amounts are based on a combination of factors including the length of time the receivables are past due to the Company’s credit card vendor, the Company’s knowledge of the customer, economic and market conditions and historical write-off experiences of similar credits. If the financial conditions of our customers were to deteriorate, resulting in an impairment of their ability to make payments, additional allowances may be required.

Inventories
(e)	Inventories:

Retail inventories and inventories of raw materials are valued at the lower of average cost or market. Inventories of work in progress and Company manufactured finished goods are valued at the lower of average cost (which includes material, labor and overhead costs) or market. The Company records provisions for lower of cost or market, damaged goods, and slow-moving inventory. The cost of inbound freight and duties are included in the carrying value of the inventories.

The allowance for inventory shrink is estimated for the period from the last physical inventory date to the end of the reporting period on a store by store basis and at our factories and distribution centers. The shrink rate from the most recent physical inventory, in combination with historical experience, is the basis for providing a shrink allowance. Inventory is written down for estimated slow moving inventory equal to the difference between the cost of inventory and the estimated market value based on assumptions about future demand and market conditions. If actual market conditions are less favorable than those projected by management, additional inventory write-downs may be required.

Property and equipment
(f)	Property and equipment:

Property and equipment are recorded at cost. Maintenance and repair costs are charged to selling, general and administrative expenses as incurred, while expenditures for major renewals and improvements are capitalized. Depreciation and amortization are computed using the straight-line method based on the estimated useful lives of the assets as follows:

Asset	Period
Buildings	Lesser of term of the lease or the economic life
Leasehold improvements	Lesser of term of the lease or the economic life
Software and electronic equipment	3 - 10 years
Molds	2 - 5 years
Furniture and fixtures	5 - 8 years
Equipment and vehicles	3 - 8 years

Intangible assets
(g)	Intangible assets:

Trademarks and tradenames are amortized using the straight-line method over a period of 15 to 20 years. The Company had $1.9 million and $1.7 million of intangible assets at March 29, 2014 and March 30, 2013, respectively. The Company had $0.8 million and $0.7 million of accumulated amortization of intangibles at March 29, 2014 and March 30, 2013, respectively.

Deferred financing costs
(h)	Deferred financing costs:

The Company amortizes deferred financing costs incurred in connection with its financing agreements using the effective interest method over the related period of the financing. Such deferred costs are included in other assets in the accompanying consolidated balance sheets.

Warranty accrual
(i)	Warranty accrual:

The Company generally provides warranties on its jewelry and watches for periods extending up to three years and has a battery replacement policy for its private label watches. The Company accrues a liability based on its historical repair costs for such warranties.

Income taxes
(j)	Income taxes:

Deferred income taxes reflect the net tax effects of (a) temporary differences between the carrying amounts of assets and liabilities for financial statement reporting purposes and the bases for income tax purposes, and (b) operating losses and tax credit carryforwards. Deferred income tax assets are evaluated and, if realization is not considered to be more-likely-than-not, a valuation allowance is provided (see note 9(a)).

Foreign exchange
(k)	Foreign exchange:

Monetary assets and liabilities denominated in foreign currencies are translated at the rates of exchange in effect at the balance sheet date. Other balance sheet items denominated in foreign currencies are translated at the rates prevailing at the respective transaction dates. Revenue and expenses denominated in foreign currencies are translated at average rates prevailing during the year. (Losses) gains on foreign exchange of ($0.2) million, $0.1 million and ($0.3) million were recorded in cost of goods sold for the years ended March 29, 2014, March 30, 2013 and March 31, 2012, respectively and $0.3 million, $0.2 million and $0.1 million of losses on foreign exchange were recorded in interest and other financial costs related to U.S. dollar denominated debt of the Company’s Canadian operations for the years ended March 29, 2014, March 30, 2013 and March 31, 2012, respectively.

Birks Group’s Canadian operations’ functional currency is the Canadian dollar while the reporting currency of the Company is the U.S. dollar. The assets and liabilities denominated in Canadian dollars are translated for reporting purposes at exchange rates in effect at the balance sheet dates. Revenue and expense items are translated at average exchange rates prevailing during the periods. The resulting gains and losses are accumulated in other comprehensive income.

Impairment of long-lived assets
(l)	Impairment of long-lived assets:

The Company periodically reviews the estimated useful lives of its depreciable assets and changes in useful lives are made on a prospective basis unless factors indicate the carrying amounts of the assets may not be recoverable and an impairment write-down is necessary. However, the Company will review its long-lived assets for impairment once events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. An impairment loss would be recognized when the estimated undiscounted future cash flows expected to result from the use of an asset and its eventual disposition is less than its carrying value. Measurement of an impairment loss for such long-lived assets would be based on the difference between the carrying value and the fair value of the asset, with fair value being determined based upon discounted cash flows or appraised values, depending on the nature of the asset. Long-lived assets to be disposed of are reported at the lower of the carrying amount or fair value less cost to sell. No impairment charge was required in fiscal 2014, 2013 and 2012.

Advertising and marketing costs
(m)	Advertising and marketing costs:

Advertising and marketing costs are generally charged to expense as incurred and are included in selling, general and administrative expenses in the consolidated statements of operations. However, certain expenses such as those related to catalogs are expensed at the time such catalogs are shipped to recipients. The Company and its vendors participate in cooperative advertising programs in which the vendors reimburse the Company for a portion of certain specific advertising costs which are netted against advertising expense in selling, general and administrative expenses, and amounted to $2.6 million, $2.9 million and $2.9 million for each of the years ended March 29, 2014, March 30, 2013 and March 31, 2012, respectively. Advertising and marketing expense, net of vendor cooperative advertising allowances, amounted to $11.0 million, $10.8 million and $9.9 million in the years ended March 29, 2014, March 30, 2013 and March 31, 2012, respectively.

Pre-opening expenses
(n)	Pre-opening expenses:
Pre-opening expenses related to the opening of new and relocated stores are expensed in the period incurred.
Operating leases
(o)	Operating leases:

All material lessor incentive amounts on operating leases are deferred and amortized as a reduction of rent expense over the term of the lease. Rent expense is recorded on a straight-line basis, which takes into effect any rent escalations, rent holidays and fixturing periods. Lease terms are from the inception of the fixturing period until the end of the initial lease term and generally exclude renewal periods. However, renewal periods would be included in instances in which the exercise of the renewal period option would be reasonably assured and failure to exercise such option would result in an economic penalty. Contingent rent payments vary by lease, are based on a percentage of revenue above a predetermined sales level and are expensed when it becomes probable the sales levels will be achieved. This level is different for each location and includes and excludes various types of sales.

Earnings per common share
(p)	Earnings per common share:

Basic earnings per share (“EPS”) is computed as net earnings divided by the weighted-average number of common shares outstanding for the period. Diluted EPS includes the dilutive effect of the assumed exercise of stock options, warrants and equity settled stock appreciation rights.

The following table sets forth the computation of basic and diluted earnings per common share for the years ended March 29, 2014, March 30, 2013 and March 31, 2012:

	Fiscal Year Ended
	March 29, 2014	March 30, 2013	March 31, 2012
	(In thousands, except per share data)
Basic (loss) income per common share computation:
Numerator:
Net (loss) income	$(5,801)	$1,513	$219
Denominator:
Weighted-average common shares outstanding	16,617	13,538	11,392
(Loss) income per common share	$(0.35)	$0.11	$0.02
Diluted (loss) income per common share computation:
Numerator:
Net (loss) income	$(5,801)	$1,513	$219
Denominator:
Weighted-average common shares outstanding	16,617	13,538	11,392
Dilutive effect of stock options, warrants and stock appreciation rights (SARs)	—	6	46

Weighted-average common shares outstanding – diluted	16,617	13,544	11,438
Diluted (loss) income per common share	$(0.35)	$0.11	$0.02

For the year ended March 29, 2014, the effect from the assumed exercise of 668,421 Class A voting shares underlying outstanding stock options, 4,347 stock appreciation rights and 382,693 Class A voting shares underlying outstanding warrants were excluded from the computation of diluted earnings per share due to their antidilutive effect. For the year ended March 30, 2013, the effect from the assumed exercise of 232,821 Class A voting shares underlying outstanding stock options and 382,693 Class A voting shares underlying outstanding warrants were excluded from the computation of diluted earnings per share due to their antidilutive effect. For the year ended March 31, 2012, the effect from the assumed exercise of 230,694 Class A voting shares underlying outstanding stock options and 382,693 Class A voting shares underlying outstanding warrants were excluded from the computation of diluted earnings per share due to their antidilutive effect.

Commodity and currency risk
(q)	Commodity and currency risk:

The Company has exposure to market risk related to gold, silver, platinum and diamond purchases and foreign exchange risk. The Company may periodically enter into gold futures contracts to economically hedge a portion of these risks. During the years ended and as of March 29, 2014 and March 30, 2013, there were no such contracts outstanding.

Accounting Changes
(r)	Accounting Changes:

In February 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2013-02, Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income. ASU 2013-02 added new disclosure requirements to Accounting Standards Codification (“ASC”) 220, Comprehensive Income, for items reclassified out of accumulated other comprehensive income (“AOCI”) effective for reporting periods beginning after December 15, 2012. It requires entities to disclose additional information about amounts reclassified out of AOCI by component including changes in AOCI balances and significant items reclassified out of AOCI by the respective line items of net income. The Company has adopted ASU 2013-02 for the reporting period beginning March 31, 2013 and the prescribed disclosures are presented on the Consolidated Statement of Stockholders’ Equity.

Recent Accounting Pronouncements
(s)	Recent Accounting Pronouncements

On May 28, 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers, which requires an entity to recognize the amount of revenue to which it expects to be entitled for the transfer of promised goods or services to customers. The ASU will replace most existing revenue recognition guidance in U.S. GAAP when it becomes effective. The new standard is effective for the Company for our fiscal year beginning March 26, 2017. Early application is not permitted. The standard permits the use of either the retrospective or cumulative effect transition method. The Company is evaluating the effect that ASU 2014-09 will have on its consolidated financial statements and related disclosures. The Company has not yet selected a transition method nor has it determined the effect of the standard on its ongoing financial reporting.